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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 6, 1995
                                                   ------------

                               V.F. CORPORATION
               -------------------------------------------------
               (Exact name of registrant as specified in charter)


   Pennsylvania               1-5256                 23-1180120
   ------------               ------                 ----------
(State or other           (Commission File         (IRS Employer
jurisdiction of             Number)                  I.D. No.)
incorporation)


                  1047 North Park Road, Wyomissing, PA  19610
          ---------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (610) 378-1151
                                                     --------------



                                      N/A
   -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

        With reference to the Registrant's Registration Statement No. 33-53231, which was filed with the Securities and Exchange Commission on April 22, 1994 pursuant to the Securities Act of 1933 (the "1933 Act") and Rule 415 thereunder and which was declared effective on May 2, 1994, the Registrant entered into an Underwriting Agreement dated June 6, 1995, with Goldman, Sachs & Co. and a Pricing Agreement with Goldman, Sachs & Co. dated June 6, 1995 in regard to the Registrant's proposal to offer, sell and issue $100,000,000 in an aggregate principal amount of 6 3/4% Notes due June 1, 2005 (the "Notes"). The Notes to be offered, sold and issued pursuant to the Underwriting and Pricing Agreements constitute a portion of the debt securities covered by the aforesaid Registration Statement.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits.

         1        Pricing Agreement dated June 6, 1995 among VF
                  Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

         3(ii)    By-laws of V.F. Corporation, as amemded effective
                  April 18, 1995.

         4        Form of 6 3/4% Notes due June 1, 2005.

         12.1 Computation of ratio of earnings to fixed charges for VF Corporation.

         12.2 Computation of ratio of earnings to fixed charges and preferred stock dividends for VF Corporation.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                              V.F. CORPORATION


                              By:/s/  Frank C. Pickard
                                 ----------------------------
                                 Frank C. Pickard III
                                 Vice President and Treasurer